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                                                                    EXHIBIT 10.1

                              AMENDED AND RESTATED

                                 AGILYSYS, INC.
                            2000 STOCK INCENTIVE PLAN

                                    ARTICLE 1

                      GENERAL PURPOSE OF PLAN; DEFINITIONS

      1.1 Name and Purposes. The name of this plan is the Amended and Restated Agilysys, Inc. 2000 Stock Incentive Plan. The purpose of this Plan is to enable Agilysys, Inc. and its Affiliates to (i) attract and retain skilled and qualified officers, other employees, directors and consultants who are expected to contribute to the Company's success by providing long-term incentive compensation opportunities competitive with those made available by other companies, (ii) motivate Plan participants to achieve the long-term success and growth of the Company, (iii) facilitate ownership of shares of the Company and
(iv) align the interests of the Plan participants with those of the Company's public Shareholders.

      1.2 Certain Definitions. Unless the context otherwise indicates, the following words used herein shall have the following meanings whenever used in this instrument:

            (a) The word "Affiliate" means any corporation, partnership, joint venture or other entity, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company as determined by the Board of Directors in its discretion.

            (b) The word "Award" means any grant under this Plan of a Stock Option, Stock Appreciation Right, Restricted Shares, Restricted Share Units or Performance Shares to any Plan participant.

            (c) The words "Board of Directors" mean the Board of Directors of the Company, as constituted from time to time.

            (d) The word "Cause" means a participant's termination of employment or directorship, as applicable, shall have been the result of:

                  (i) his conviction of any of the following offenses, provided that such offense results in material economic harm to the Company or any Affiliate or has a materially adverse effect on the operations, property or business relationships of the Company or an
            Affiliate: (A) misappropriation of money or other property of the Company or any Affiliate or (B) any felony;

                  (ii) a participant's failure, during his employment with the
            Company or any Affiliate, to devote his full time and undivided attention during normal business hours to the business and affairs of the Company or any Affiliate, except for reasonable vacations and for illness or incapacity; provided, however, that a participant may, with the consent of the Company, serve as a director or member of an advisory committee of any organization involving no conflict of interest with the interests of the Company or its Affiliates, engage in charitable and community activities, and manage his personal affairs, provided that such activities do not materially interfere with the regular performance of his duties and responsibilities of employment;

                  (iii) a participant's failure to substantially perform his employment duties with the Company or an Affiliate;

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                  (iv) a participant's failure to substantially perform his
            duties as a Director; or

                  (v) conduct by a participant that is in material competition with the Company or an Affiliate or conduct by a participant that breaches his or her duty of loyalty to the Company or an Affiliate or that is materially injurious to the Company or an Affiliate, monetarily or otherwise, which conduct may include, but is not limited to, (A) disclosing or misusing any confidential information pertaining to the Company or an Affiliate or (B) attempting, directly or indirectly, to induce any employee or agent of the Company or an Affiliate to be employed or perform services elsewhere.

                  The determination of whether any conduct, action or failure to act constitutes "Cause" shall be made by the Committee in its sole discretion.

            (e) The word "Code" means the Internal Revenue Code of 1986, as amended, and any lawful regulations or pronouncements promulgated thereunder. Whenever reference is made to a specific Code section, such reference shall be deemed to be a reference to any successor Code section or sections with the same or similar purpose.

            (f) The word "Committee" means the entity administering this Plan as provided in Section 2.1 hereof or, if none has been appointed, then the Board of Directors as a whole.

            (g) The words "Common Shares" mean the Common Shares, without par value, of the Company.

            (h) The word "Company" means Agilysys, Inc., a corporation organized under the laws of the State of Ohio or any successor corporation or entity that assumes the obligations of Agilysys, Inc. under this Plan by operation of law or otherwise. Prior to September 15, 2003, the word "Company" means Pioneer-Standard Electronics, Inc.

            (i) The words "Date of Grant" mean the date on which the Committee grants an Award or a future date that the Committee designates at the time of the Award.

            (j) The word "Director" means a member of the Board of Directors.

            (k) The word "Disability" means a participant's physical or mental incapacity resulting from personal injury, disease, illness or other condition, which (i) prevents him or her from performing his or her duties for the Company or an Affiliate, as the same is determined by the Committee or its designee after reviewing any medical evidence or requiring any medical examinations which the Committee or its designee considers necessary to its determination; and (ii) results in his or her termination of employment or directorship, as applicable, with the Company or an Affiliate.

            (l) The words "Early Retirement" mean a participant's retirement from active employment with the Company or an Affiliate on and after the later of attainment of age 55 or the completion of seven years of service.

            (m) The words "Eligible Director" mean a Director of the Company who is entitled to participate in the Plan pursuant to Section 4.1.

            (n) The acronym "ERISA" means the Employee Retirement Income Security Act of 1974, as amended and any lawful regulations or pronouncements promulgated thereunder. Whenever reference is made to a specific ERISA section, such reference shall be deemed to be a reference to any successor, ERISA Section or Sections with the same or similar purpose.

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            (o) The words "Exchange Act" mean the Securities Exchange Act of
      1934, as amended, and any lawful regulations or pronouncements promulgated thereunder.

            (p) The words "Exercise Price" mean the purchase price of a Share covered by a Stock Option.

            (q) The words "Fair Market Value" mean the last closing price of a Share as reported on The Nasdaq Stock Market, or, if applicable, on another national securities exchange on which the Common Shares are principally traded, on the date for which the determination of fair market value is made, or, if there are no sales of Common Shares on such date, then on the most recent immediately preceding date on which there were any sales of Common Shares. If the Common Shares are not or cease to be traded on The Nasdaq Stock Market or another national securities exchange, the "Fair Market Value" of Common Shares shall be determined in the manner prescribed by the Committee.

            (r) The words "Incentive Stock Option" and the acronym "ISO" mean a Stock Option that is clearly identified as such and which meets the requirements of Section 422 of the Code, or any successor provision, and therefore qualifies for favorable tax treatment.

            (s) The words "Non-Qualified Stock Option" and the acronym "NQSO" mean a Stock Option that does not meet the requirements of Section 422 of the Code and which is governed by Section 83 of the Code, or a Stock Option that does not meet the requirements of Section 422 of the Code, but which is clearly identified as a Non-Qualified Stock Option and therefore is governed by Section 83 of the Code.

            (t) The words "Normal Retirement" mean retirement from active employment with the Company or an Affiliate on or after the age of 65.

            (u) The words "Outside Director" mean a Director who meets the definitions of the terms "outside director" set forth in Section 162(m) of the Code, "independent director" set forth in The Nasdaq Stock Market, Inc. rules, and "non-employee director" set forth in Rule 16b-3 under the Exchange Act, or any successor definitions adopted by the Internal Revenue Service, The Nasdaq Stock Market, Inc. and Securities and Exchange Commission, respectively, and similar requirements under any other applicable laws and regulations.

            (v) The word "Parent" means any corporation which qualifies as a "parent corporation" of the Company under Section 424(e) of the Code.

            (w) The words "Performance Shares" are defined in Article 9.

            (x) The word "Plan" means this Amended and Restated Agilysys, Inc. 2000 Stock Incentive Plan, as amended from time to time and, where the context requires, the Pioneer-Standard Electronics, Inc. 2000 Stock Incentive Plan, as amended.

            (y) The acronym "QDRO" means a qualified domestic relations order as defined by the Code.

            (z) The words "Reload Option" are defined in Section 5.3.

            (aa) The word "Retirement" means Normal Retirement or Early Retirement.

            (bb) The words "Restricted Shares" are defined in Article 8.

            (cc) The words "Restricted Share Units" are defined in Article 8.

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            (dd) The word "Share" or "Shares" means one or more of the Common
      Shares.

            (ee) The word "Shareholder" means an individual or entity that owns one or more Shares.

            (ff) The words "Stock Appreciation Rights" and the acronym "SAR" mean any right pursuant to an Award granted under Article 7.

            (gg) The words "Stock Option" mean any right to purchase a specified number of Shares at a specified price which is granted pursuant to Article 5 herein and may be an Incentive Stock Option, a Non-Qualified Stock Option or a Reload Option.

            (hh) The words "Stock Power" mean a power of attorney executed by a participant and delivered to the Company which authorizes the Company to transfer ownership of Restricted Shares, Performance Shares or Shares from the participant to the Company or a third party.

            (ii) The word "Subsidiary" means any corporation which qualifies as a "subsidiary corporation" of the Company under Section 424(f) of the Code.

            (jj) The word "Vested" means that the time has been reached, with respect to Stock Options, when the option to purchase Shares first becomes exercisable; with respect to Stock Appreciation Rights, when the Stock Appreciation Right first becomes exercisable for payment, with respect to Restricted Shares, when the Shares are no longer subject to forfeiture and restrictions on transferability, with respect to Restricted Share Units and Performance Shares, when the units are no longer subject to forfeiture and are convertible to Shares. The words "Vest" and "Vesting" have meanings correlative to the foregoing.

                                    ARTICLE 2

                                 ADMINISTRATION

      2.1. Authority and Duties of the Committee.

            (a) The Plan shall be administered by a Committee of not less than three Directors who are appointed by the Board of Directors and serve at its pleasure. Unless otherwise determined by the Board of Directors, the Compensation Committee shall serve as the Committee, and all of the members of the Committee shall be Outside Directors. Notwithstanding the requirement that the Committee consist exclusively of Outside Directors, no action or determination by the Committee or an individual considered to be an Outside Director shall be deemed void because a member of the Committee or such individual fails to satisfy the requirements for being an Outside Director, except to the extent required by applicable law.

            (b) The Committee has the power and authority to grant Awards pursuant to the terms of this Plan to officers, other employees, Eligible Directors and consultants.

            (c) In particular, the Committee has the authority, subject to any limitations specifically set forth in this Plan, to:

                  (i) select the officers, employees, Eligible Directors and consultants to whom Awards are granted;

                  (ii) determine the types of Awards granted and the timing of such Awards;

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                  (iii) determine the number of Shares to be covered by each
            Award granted hereunder;

                  (iv) determine the other terms and conditions, not
            inconsistent with the terms of this Plan and any operative employment or other agreement, of any Award granted hereunder; such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Appreciation Rights may be exercised (which may be based on performance objectives), any vesting, acceleration or waiver of forfeiture restrictions, any performance criteria (including any performance criteria as described in Section 162(m)(4)(C) of the Code) applicable to an Award, and any restriction or limitation regarding any Option or Stock Appreciation Right or the Common Shares relating thereto, based in each case on such factors as the Committee, in its sole discretion, shall determine;

                  (v) determine whether any conditions or objectives related to
            Awards have been met, including any such determination required for compliance with Section 162(m) of the Code;

                  (vi) subsequently modify or waive any terms and conditions of
            Awards, not inconsistent with the terms of this Plan and any operative employment or other agreement;

                  (vii) determine whether, to what extent and under what
            circumstances, Shares and other amounts payable with respect to any Award are deferred either automatically or at the election of the participant;

                  (viii) adopt, alter and repeal such administrative rules,
            guidelines and practices governing this Plan as it deems advisable from time to time;

                  (ix) promulgate such administrative forms as they from time to time deem necessary or appropriate for administration of the Plan;

                  (x) construe, interpret and implement the terms and provisions of this Plan, any Award and any related agreements;

                  (xi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Award and any related agreements; and

                  (xii) otherwise supervise the administration of this Plan.

            (d) All decisions made by the Committee pursuant to the provisions of this Plan are final and binding on all persons, including the Company, its Shareholders and Plan participants, but may be made by their terms subject to ratification or approval by the Board of Directors, another committee of the Board of Directors or Shareholders.

      2.2 Delegation of Authority. The Committee may delegate its powers and duties under this Plan to the Chief Executive Officer of the Company, subject to applicable law and such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee may not delegate its powers and duties under this Plan with regard to Awards to the Company's executive officers or any participant who is a "covered employee" as defined in Section 162(m) of the Code or a Director. The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee's duties under the Plan. In addition, the Committee may delegate ministerial duties to any other person or persons, and it may employ attorneys, consultants, accountants or other professional advisers.

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                                    ARTICLE 3

                              STOCK SUBJECT TO PLAN

      3.1 Total Shares Limitation. Subject to the provisions of this Article 3, the maximum number of Shares that may be issued pursuant to Awards granted under this Plan is 3,200,000, which may be newly-issued Shares or Shares that have been reacquired in the open market or in private transactions.

      3.2 Other Limitations.

      (a) ISO Limitations. The maximum number of Shares available with respect to all Stock Options granted under this Plan that may be Incentive Stock Options is 3,200,000 Shares.

      (b) Stock Award Limitation. The maximum number of Shares available with respect to all Restricted Share, Restricted Share Unit and Performance Share Awards granted under this Plan is 3,200,000 Shares.

      (c) Participant Limitation. The aggregate number of Shares underlying Awards granted under this Plan to any one participant in any fiscal year, regardless of whether such Awards are thereafter canceled, forfeited or terminated, shall not exceed 600,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

      (d) Annual Limitation. The aggregate number of Shares underlying Awards in any fiscal year, regardless of whether such Awards are thereafter expired, canceled, forfeited or terminated, shall not exceed 600,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

      (e) Full-Value Share Annual Limitation. The aggregate number of Shares underlying Awards of Restricted Shares, Restricted Share Units and Performance Shares in any fiscal year, regardless of whether such Awards are thereafter expired, canceled, forfeited or terminated, shall not exceed 300,000 Shares. The foregoing annual limitation is intended to include the grant of all Awards, including but not limited to, Awards representing "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

      3.3 Awards Not Exercised. In the event any outstanding Award, or portion thereof, expires, or is terminated, canceled or forfeited, the Shares that would otherwise be issuable with respect to the unexercised portion of such expired, terminated, canceled or forfeited Award shall be available for subsequent Awards under this Plan.

      3.4 Dilution and Other Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee may, in such manner as it deems equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the limitations set forth above and (iv) the purchase or exercise price or any performance objective with respect to any Award; provided, however, that the number of Shares or other securities covered by any Award or to which such Award relates is always a whole number. Notwithstanding the foregoing, the foregoing adjustments shall be made in compliance with: (i) Sections 422 and 424 of the Code with respect to ISOs and (ii) Section 162(m) of the Code with respect to Performance Share Awards unless specifically determined otherwise by the Committee.

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                                    ARTICLE 4

                                  PARTICIPANTS

      4.1 Eligibility. Officers, all other regular active employees of the Company or any of its Affiliates, Eligible Directors and consultants to the Company or any of its Affiliates are eligible to participate in this Plan. The Plan participants shall be selected from time to time by the Committee in its sole discretion, or, with respect to employees other than executive officers or participants who are "covered employees" as defined in Section 162(m) of the Code, by the Chief Executive Officer in his sole discretion with proper delegation from the Committee. (See Article 13 and Article 16 hereof with respect to the Shareholder approval requirement.)

                                    ARTICLE 5

                               STOCK OPTION AWARDS

      5.1 Option Grant. Each Stock Option granted under this Plan (or delegation of authority to the Chief Executive Officer to grant Stock Options) will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant.

      5.2 Terms and Conditions of Grants. Stock Options granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies with respect to exercisability and/or with respect to the Shares acquired upon exercise, not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

            (a) Exercise Price. The Exercise Price fixed at the time of grant will not be less than 100% of the Fair Market Value of the Shares as of the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee which provides a floor not less than Fair Market Value as of the Date of Grant. Except as otherwise provided in
      Section 3.4 hereof, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares as of the Date of Grant.

            (b) Option Term. Any unexercised portion of a Stock Option granted hereunder shall expire at the end of the stated term of the Stock Option. The Committee shall determine the term of each Stock Option at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Option, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

            (c) Vesting. Stock Options, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant. If the Committee provides that any Stock Option becomes Vested over a period of time, in full or in installments, the Committee may waive or accelerate such Vesting provisions at any time. If no other Vesting provision is specified by the Committee at the time of grant, then the Stock Option is deemed to Vest in three installments (as equal as possible to the whole Share) on the first, second and third anniversaries of the Date of Grant. (Also see the Change in Control provisions in Article 11.)

            (d) Method of Exercise. Vested portions of any Stock Option may be exercised in whole or in part at any time during the option term by giving written notice of exercise to the Company specifying the number of Shares to be purchased. The notice must be given by or on behalf of a person entitled to exercise the Stock Option, accompanied by payment in full of the Exercise Price, along with any required tax withholding pursuant to
      Section 15.3 hereof. Subject to the approval of the Committee, the Exercise Price may be paid:

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                  (i) in cash in any manner satisfactory to the Committee;

                  (ii) by tendering (by either actual delivery of Shares or by attestation) previously-owned Shares having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price applicable to such Stock Option exercise, and, with respect to the exercise of NQSOs, including Restricted Shares;

                  (iii) by a combination of cash and Shares;

                  (iv) by authorizing a broker to sell, on behalf of the
            participant, the appropriate number of Shares otherwise issuable to the participant upon the exercise of a Stock Option with the proceeds of sale applied to pay the Exercise Price and tax withholding, provided that the Company has implemented such a broker-handled same day sale program; or

                  (v) by another method permitted by law which assures full and immediate payment of the Exercise Price.

                  The Committee may withhold its approval for any method of
            payment for any reason, in its sole discretion, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment or adverse tax treatment for the Company.

                  If the Exercise Price of a NQSO is paid by tendering
            Restricted Shares, then the Shares received upon the exercise will contain identical restrictions as the Restricted Shares so tendered. Except as otherwise provided by law and in the Committee's sole discretion, required tax withholding may be paid only by cash or through a same day sale transaction.

            (e) Issuance of Shares. The Company will issue or cause to be issued such Shares promptly upon exercise of the Option. No Shares will be issued until full payment has been made. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Shareholder will exist with respect to the Shares, notwithstanding the exercise of the Option.

            (f) Form. Unless the grant of a Stock Option is designated at the time of grant as an ISO, it is deemed to be an NQSO. ISOs are also subject to the terms and conditions stated in Article 6 hereof.

      5.3 Grant of Reload Options. If the Committee so provides in its discretion at or after grant, an optionee who exercises all or part of a Non-Qualified Stock Option by payment of the Exercise Price with previously owned Shares will be granted an additional Stock Option (a "Reload Option") for a number of Shares equal to the number of Shares tendered in the exercise of the original Stock Option. Each Reload Option will have a Date of Grant which is the date as of which the original Stock Option to which it applies is exercised and will become Vested on the six-month anniversary of the Date of Grant of the Reload Option. The Reload Option will have the same expiration and all other terms and conditions as the original Stock

Option to which it applies, except that the Exercise Price will be equal to at least 100% of the Fair Market Value as of the Date of Grant of the Reload Option.

      5.4 Termination of Grants Prior to Expiration. Unless otherwise provided in an employment or other agreement entered into between the optionee and the Company and approved by the Committee, either before or after the Date of Grant, or otherwise specified at or after the time of grant, and subject to Article 6 hereof with respect to ISOs, the following early termination provisions apply to all Stock Options:

            (a) Termination by Death. If an optionee's employment or directorship with the Company or its Affiliates terminates by reason of his or her death, all Stock Options held by such optionee will immediately become Vested, but thereafter may only be exercised (by the legal representative of the optionee's estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution) for a period of one year (or such other period as the Committee may specify at or after the time of grant) from the date of such death, or until the expiration of the original term of the Stock Option, whichever period is the shorter.

            (b) Termination by Reason of Disability. If an optionee's employment or directorship with the Company or its Affiliates terminates by reason of his or her Disability, all Stock Options held by such optionee will immediately become Vested, but thereafter may only be exercised for a period of one year (or such other period as the Committee may specify at or after the time of grant) from the date of such termination of employment, or until the expiration of the original term of the Stock Option, whichever period is the shorter. If the optionee dies within such one-year period (or such other period as applicable), any unexercised Stock Option held by such optionee will thereafter be exercisable by the legal representative of the optionee's estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution, for the greater of the remainder of the one-year period (or other period as applicable) or for a period of twelve months from the date of such death, but in no event shall any portion of the Stock Option be exercisable after its original stated expiration date.

            (c) Termination by Reason of Retirement. If an optionee's employment with the Company or its Affiliates terminates by reason of his or her Retirement, all Stock Options held by such optionee immediately become Vested but thereafter may only be exercised for a period of two years (or such other period as the Committee may specify at or after the time of grant) from the date of such Retirement, or until the expiration of the original term of the Stock Option, whichever period is the shorter. If the optionee dies within such two-year period (or such other period as applicable), any unexercised Stock Option held by such optionee will thereafter be exercisable by the legal representative of the optionee's estate, or by the legatee or heir of the optionee pursuant to a will or the laws of descent and distribution, for the greater of the remainder of the two-year period (or such other period as applicable) or for a period of twelve months from the date of such death, but in no event shall any portion of the Stock Option be exercisable after its original stated expiration date.

            (d) Termination for Cause. If an optionee's employment or directorship with the Company or its Affiliates is terminated for Cause, all Stock Options (or portions thereof) which have not been exercised, whether Vested or not, are automatically forfeited immediately upon termination.

            (e) Other Termination. If an optionee's employment or directorship with the Company or its Affiliates terminates, voluntarily or involuntarily, for any reason other than death, Disability, Retirement or for Cause, any Vested portions of Stock Options held by such optionee at the time of termination may be exercised by the optionee for a period of three months (or such other period as the Committee may specify at or after the time of grant) from the date of such termination or until the expiration of the original term of the Stock Option, whichever period is the shorter. No portion of any Stock Option which is not Vested at the time of such termination will thereafter become Vested.

                                    ARTICLE 6

               SPECIAL RULES APPLICABLE TO INCENTIVE STOCK OPTIONS

      6.1 Eligibility. Notwithstanding any other provision of this Plan to the contrary, an ISO may only be granted to full or part-time employees (including officers and Directors who are also employees) of the Company or of an Affiliate, provided that the Affiliate is a Parent or Subsidiary.

      6.2 Special ISO Rules.

            (a) Exercise Price. The Exercise Price fixed at the time of grant will not be less than 100% of the Fair Market Value of the Shares as of the Date of Grant. If a variable Exercise Price is specified at the time of grant, the Exercise Price may vary pursuant to a formula or other method established by the Committee which provides a floor not less than Fair Market Value as of the Date of Grant. Except as otherwise provided in
      Section 3.4 hereof, no subsequent amendment of an outstanding Stock Option may reduce the Exercise Price to less than 100% of the Fair Market Value of the Shares as of the Date of Grant.

            (b) Term. No ISO may be exercisable on or after the tenth anniversary of the Date of Grant, and no ISO may be granted under this Plan on or after the tenth anniversary of the effective date of this Plan. (See Section 16.1 hereof.)

            (c) Ten Percent Shareholder. No grantee may receive an ISO under this Plan if such grantee, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) equity securities possessing more than 10% of the total combined voting power of all classes of equity securities of the Company, its Parent or any Subsidiary, unless (i) the option price for such ISO is at least 110% of the Fair Market Value of the Shares as of the Date of Grant and (ii) such ISO is not exercisable on or after the fifth anniversary of the Date of Grant.

            (d) Limitation on Grants. The aggregate Fair Market Value (determined with respect to each ISO at the time such ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (under this Plan or any other plan adopted by the Company or its Parent or its Subsidiary) shall not exceed $100,000. If such aggregate fair market value shall exceed $100,000, such number of ISOs as shall have an aggregate fair market value equal to the amount in excess of $100,000 shall be treated as NQSOs.

            (e) Non-Transferability. Notwithstanding any other provision herein to the contrary, no ISO granted hereunder (and, if applicable, related Stock Appreciation Right) may be transferred except by will or by the laws of descent and distribution, nor may such ISO (or related Stock Appreciation Right) be exercisable during a grantee's lifetime other than by him (or his guardian or legal representative to the extent permitted by applicable law).

            (f) Termination of Employment. No ISO may be exercised more than three months following termination of employment for any reason (including Retirement) other than death or disability, nor more than one year following termination of employment for the reason of death or disability (as defined in Section 422 of the Code), or such option will no longer qualify as an ISO and shall thereafter be, and receive the tax treatment applicable to, an NQSO. For this purpose, a termination of employment is cessation of employment with the Company, a Parent or a Subsidiary.

            (g) Fair Market Value. For purposes of any ISO granted hereunder (or, if applicable, related Stock Appreciation Right), the Fair Market Value of Shares shall be determined in the manner required by Section 422 of the Code.

      6.3 Subject to Code Amendments. The foregoing limitations are designed to comply with the requirements of Section 422 of the Code and shall be automatically amended or modified to comply with amendments or modifications to
Section 422 or any successor provisions. Any ISO which fails to comply with
Section 422 of the Code is automatically treated as a NQSO appropriately granted under this Plan provided it otherwise meets the Plan's requirements for NQSOs.

                                    ARTICLE 7

                            STOCK APPRECIATION RIGHTS

      7.1 SAR Grant and Agreement. Stock Appreciation Rights may be granted under this Plan, either independently or in conjunction with the grant of a Stock Option. Each SAR granted under this Plan (or delegation of authority to the Chief Executive Officer to grant SARs) will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant.

      7.2 SARs Granted in Conjunction with Option. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan, either at the same time or after the grant of the Stock Option, and will be subject to the following terms and conditions:

            (a) Term. Each Stock Appreciation Right, or applicable portion thereof, granted with respect to a given Stock Option or portion thereof terminates and is no longer exercisable upon the termination or exercise of the related Stock Option, or applicable portion thereof.

            (b) Exercisability. A Stock Appreciation Right is exercisable only at such time or times and to the extent that the Stock Option to which it relates is Vested and exercisable in accordance with the provisions of
      Article 5 hereof or otherwise as the Committee may determine at or after the time of grant.

            (c) Method of Exercise. A Stock Appreciation Right may be exercised by the surrender of the applicable portion of the related Stock Option. Stock Options which have been so surrendered, in whole or in part, are no longer exercisable to the extent the related Stock Appreciation Rights have been exercised and are deemed to have been exercised for the purpose of the limitation set forth in Article 3 hereof on the number of Shares to be issued under this Plan, but only to the extent of the number of Shares actually issued under the Stock Appreciation Right at the time of exercise. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements pursuant to Section 15.3, the holder of the Stock Appreciation Right is entitled to receive up to, but not more than, an amount in cash or Shares equal in value to the excess of the Fair Market Value of one Share over the Exercise Price per Share specified in the related Stock Option, multiplied by the number of Shares in respect of which the Stock Appreciation Right is exercised, with the Committee having the right in its discretion to determine the form of payment. At any time the Exercise Price per Share of the related Stock Option does not exceed the Fair Market Value of one Share, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

      7.3 Independent SARs. Stock Appreciation Rights may be granted without related Stock Options, and independent Stock Appreciation Rights will be subject to the following terms and conditions:

            (a) Term. Any unexercised portion of an independent Stock Appreciation Right granted hereunder shall expire at the end of the stated term of the Stock Appreciation Right. The Committee shall determine the term of each Stock Appreciation Right at the time of grant, which term shall not exceed ten years from the Date of Grant. The Committee may extend the term of a Stock Appreciation Right, in its discretion, but not beyond the date immediately prior to the tenth anniversary of the original Date of Grant. If a definite term is not specified by the Committee at the time of grant, then the term is deemed to be ten years.

            (b) Exercisability. A Stock Appreciation Right is exercisable, in whole or in part, at such time or times as determined by the Committee at or after the time of grant.

            (c) Method of Exercise. A Stock Appreciation Right may be exercised in whole or in part during the term by giving written notice of exercise to the Company specifying the number of Shares in respect of which the Stock Appreciation Right is being exercised. The notice must be given by or on behalf of a person entitled to exercise the Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, subject to satisfaction of tax withholding requirements pursuant to Section 15.3, the holder of the Stock Appreciation Right is entitled to receive an amount in cash or Shares equal in value to the excess of the Fair Market Value of a Share on the exercise date over the Fair Market Value of a Share on the Date of Grant multiplied by the number of Stock Appreciation Rights being exercised, with the Committee having the right in its discretion to determine the form of payment. At any time the Fair Market Value of a Share on a proposed exercise date does not exceed the Fair Market Value of a Share on the Date of Grant, the holder of the Stock Appreciation Right shall not be permitted to exercise such right.

            (d) Early Termination Prior to Expiration. Unless otherwise provided in an employment or other agreement entered into between the holder of the Stock Appreciation Right and the Company and approved by the Committee, either before or after the Date of Grant, or otherwise specified at or after the Date of Grant, the early termination provisions set forth in
      Section 5.4 as applied to Non-Qualified Stock Options will apply to independent Stock Appreciation Rights.

      7.4 Other Terms and Conditions of SAR Grants. Stock Appreciation Rights are subject to such other terms and conditions, not inconsistent with the provisions of this Plan and any operative employment or other agreement, as are determined from time to time by the Committee.

                                    ARTICLE 8

                RESTRICTED SHARE AND RESTRICTED SHARE UNIT AWARDS

      8.1 Restricted Share Grants and Agreements. Restricted Share Awards consist of Shares which are issued by the Company to a participant at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value but which are subject to forfeiture and restrictions on their sale or other transfer by the participant. Each Restricted Share Award granted under this Plan (or delegation of authority to the Chief Executive Officer to make Restricted Share Awards) will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The timing of Restricted Share Awards and the number of Shares to be issued (subject to Section 3.2 hereof) are to be determined by the Committee in its discretion. By accepting a grant of Restricted Shares, the participant agrees to remit to the Company when due any required tax withholding as provided in Section 15.3 hereof.

      8.2 Terms and Conditions of Restricted Share Grants. Restricted Shares granted under this Plan are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

            (a) Purchase Price. The Committee shall determine the prices, if any, at which Restricted Shares are to be issued to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such Shares at the Date of Grant.

            (b) Restrictions. All Restricted Shares issued under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

                  (i) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Shares, such prohibition to lapse at such time or times as the Committee determines (whether in installments, at the time of the death, Disability or Retirement of the holder of such shares, or otherwise, but subject to the Change in Control provisions in
            Article 11);

                  (ii) a requirement that the participant forfeit such
            Restricted Shares in the event of termination of the participant's employment or directorship with the Company or its Affiliates prior to Vesting;

                  (iii) a prohibition against employment or retention of the participant by any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate; and

                  (iv) any applicable requirements arising under the Securities
            Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which such Restricted Shares are then listed or quoted and any state laws, rules and regulations, including "blue sky" laws.

            The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse. However, if the Committee determines that restrictions lapse upon the attainment of specified performance objectives, then the provisions of Sections 9.2 and
      9.3 will apply (including, but not limited to, the enumerated performance objectives). If the written agreement governing an award provides that such Award is intended to be "performance-based compensation," the provisions of Section 9.4(d) will also apply.

            (c) Delivery of Shares. Restricted Shares will be registered in the name of the participant and deposited, together with a Stock Power, with the Company. Each such certificate will bear a legend in substantially the following form:

            "The transferability of this certificate and the Common Shares represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2000 Stock Incentive Plan of the Company, and an agreement entered into between the registered owner and the Company. A copy of this Plan and agreement are on file in the office of the Secretary of the Company."

            At the end of any time period during which the Restricted Shares are subject to forfeiture and restrictions on transfer, such Shares will be delivered free of all restrictions (except for any pursuant to Section
      14.2 hereof) to the participant and with the foregoing legend removed.

            (d) Forfeiture of Shares. If a participant who holds Restricted Shares fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Shares prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Shares and transfer them back to the Company in exchange for a refund of any consideration paid by the participant or such other amount which may be specifically set forth in the Award agreement. A participant shall execute and deliver to the Company one or more Stock Powers with respect to Restricted Shares granted to such participant.

            (e) Voting and Other Rights. Except to the extent prohibited by
      Section 162(m) of the Code and the terms of the applicable Restricted Share Agreement, during any period in which Restricted Shares are subject to forfeiture and restrictions on transfer, the participant holding such Restricted Shares shall have all the rights of a Shareholder with respect to such Shares, including, without limitation, the right to vote such Shares and the right to receive any dividends paid with respect to such Shares.

      8.3 Restricted Share Unit Awards and Agreements. Restricted Share Unit Awards consist of Shares that will be issued to a participant at a future time or times at no cost or at a purchase price determined by the Committee which may be below their Fair Market Value if continued employment, continued directorship and/or other terms and conditions specified by the Committee are satisfied. Each Restricted Share Unit Award granted under this Plan (or delegation of authority to the Chief Executive Officer to make Restricted Share Unit Awards) will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and the Plan participant. The timing of Restricted Share Unit Awards and the number of Restricted Share Units to be awarded (subject to Section 3.2 hereof) are to be determined by the Committee in its sole discretion. By accepting a Restricted Share Unit Award, the participant agrees to remit to the Company when due any required tax withholding as provided in
Section 15.3 hereof.

      8.4 Terms and Conditions of Restricted Share Unit Awards. Restricted Share Unit Awards are subject to the following terms and conditions, which, except as otherwise provided herein, need not be the same for each participant, and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement, as the Committee deems desirable:

            (a) Purchase Price. The Committee shall determine the prices, if any, at which Shares are to be issued to a participant after Vesting of Restricted Stock Units, which may vary from time to time and among participants and which may be below the Fair Market Value of Shares at the Date of Grant.

            (b) Restrictions. All Restricted Share Units awarded under this Plan will be subject to such restrictions as the Committee may determine, which may include, without limitation, the following:

                  (i) a prohibition against the sale, transfer, pledge or other encumbrance of the Restricted Share Unit;

                  (ii) a requirement that the participant forfeit such
            Restricted Share Unit in the event of termination of the participant's employment or directorship with the Company or its Affiliates prior to Vesting;

                  (iii) a prohibition against employment of the participant by, or provision of services by the participant to, any competitor of the Company or its Affiliates, or against dissemination by the participant of any secret or confidential information belonging to the Company or an Affiliate; and

                  (iv) any applicable requirements arising under the Securities
            Act of 1933, as amended, other securities laws, the rules and regulations of The Nasdaq Stock Market or any other stock exchange or transaction reporting system upon which the Common Shares are then listed or quoted and any state laws, rules and interpretations, including "blue sky" laws.

      The Committee may at any time waive such restrictions or accelerate the date or dates on which the restrictions will lapse.

            (c) Performance-Based Restrictions. The Committee may, in its sole discretion, provide restrictions that lapse upon the attainment of specified performance objectives. In such case, the provisions of Sections
      9.2 and 9.3 will apply (including, but not limited to, the enumerated performance objectives). If the written agreement governing an Award provides that such Award is intended to be "performance-based compensation," the provisions of Section 9.4(d) will also apply.

            (d) Voting and Other Rights. A participant holding Restricted Share Units shall not be deemed to be a Shareholder solely because of such units. Such participant shall have no rights of a Shareholder with respect to such units.

            (e) Lapse of Restrictions. If a participant who holds Restricted Share Units satisfies the restrictions and other conditions relating to the Restricted Share Units prior to the lapse or waiver of such restrictions and conditions, the Restricted Share Units shall be converted to, or replaced with, Shares which are free of all restrictions except for any pursuant to Section 14.2 hereof. Notwithstanding the foregoing, the Committee may, in lieu of the conversion and distribution of the Restricted Share Units, establish procedures to permit deferral of Restricted Stock Units of participants who are highly compensated employees or members of a select group of management in accordance with the terms of a deferred compensation plan sponsored by the Company.

            (f) Forfeiture of Restricted Share Units. If a participant who holds Restricted Share Units fails to satisfy the restrictions, Vesting requirements and other conditions relating to the Restricted Share Units prior to the lapse, satisfaction or waiver of such restrictions and conditions, except as may otherwise be determined by the Committee, the participant shall forfeit the Restricted Share Units.

            (g) Termination. A Restricted Stock Unit Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified on the Date of Grant or upon the termination of employment or directorship of the participant during the time period or periods specified by the Committee during which any performance objectives must be met (the "Performance Period"). If a participant's employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion at or after the Date of Grant may determine that the participant (or the heir, legatee or legal representative of the participant's estate) will receive a distribution of Shares in an amount which is not more than the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be performance-based compensation (as described in Section 9.4(d)), distribution of the Shares shall not be made prior to attainment of the relevant performance objectives.

      8.5 Time Vesting of Restricted Share and Restricted Share Unit Awards. Restricted Shares or Restricted Share Units, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Restricted Shares or Restricted Share Unit Awards become Vested over time (with or without a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section. Subject to the acceleration of Vesting due to satisfaction of performance criteria or the occurrence of stated events (specifically including a Change in Control), a Restricted Share or Restricted Share Unit Award with a Date of Grant on or after July 28, 2004 shall not Vest more rapidly than in three installments (as equal as possible to the whole Share) on the first, second and third anniversaries of the Date of Grant; provided that for convenience the Committee may provide that Awards made in a fiscal year Vest on the first, second and third anniversaries of the first day of the fiscal year in which the Date of Grant occurs.

                                    ARTICLE 9

                            PERFORMANCE SHARE AWARDS

      9.1 Performance Share Awards and Agreements. A Performance Share Award is a right to receive Shares in the future conditioned upon the attainment of specified performance objectives and such other conditions, restrictions and contingencies as the Committee may determine. Each Performance Share Award granted under this Plan (or delegation of authority to the Chief Executive Officer to make Performance Share Awards) will be evidenced by minutes of a meeting, or by a unanimous written consent without a meeting, of the Committee and by a written agreement dated as of the Date of Grant and executed by the Company and by the Plan participant. The timing of Performance Share Awards and the number of Shares covered by each Award (subject to Section 3.2 hereof) are to be determined by the Committee in its discretion. By accepting a grant of Performance Shares, the participant agrees to remit to the Company when due any required tax withholding as provided in Section 15.3 hereof.

      9.2 Performance Objectives. At the time of grant of a Performance Share Award, the Committee will specify the performance objectives which, depending on the extent to which they are met, will determine the number of Shares that will be distributed to the participant. The Committee will also specify the time period or periods (the "Performance Period") during which the performance objectives must be met. The performance objectives and periods need not be the same for each participant nor for each Award. The Committee may use performance objectives based on one or more of the following targets: cash generation, profit, revenue, market share, profit or return ratios, Shareholder returns and/or specific, objective and measurable non-financial objectives. The Committee may designate a single goal criterion or multiple goal criteria for performance measurement purposes, with the measurement based on absolute Company or business unit performance and/or on performance as compared with that of other publicly-traded companies.

      9.3 Adjustment of Performance Objectives. The Committee may modify, amend or otherwise adjust the performance objectives specified for outstanding Performance Share Awards if it determines that an adjustment would be consistent with the objectives of this Plan and taking into account the interests of the participants and the public Shareholders of the Company. Any such adjustments must comply with the requirements of Section 162(m) of the Code to the extent applicable unless the Committee indicates a contrary intention. The types of events which could cause an adjustment in the performance objectives include, without limitation, accounting changes which substantially affect the determination of performance objectives, changes in applicable laws or regulations which affect the performance objectives, and divisive corporate reorganizations, including spin-offs and other distributions of property or stock.

      9.4 Other Terms and Conditions. Performance Share Awards granted under this Plan are subject to the following terms and conditions and may contain such additional terms, conditions, restrictions and contingencies not inconsistent with the terms of this Plan and any operative employment or other agreement as the Committee deems desirable:

            (a) Delivery of Shares. As soon as practicable after the applicable Performance Period has ended, the participant will receive a distribution of the number of Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives were achieved. Such Shares will be registered in the name of the participant and will be free of all restrictions except for any pursuant to Section
      14.2 hereof.

            (b) Termination. A Performance Share Award or unearned portion thereof will terminate without the issuance of Shares on the termination date specified at the time of grant or upon the termination of employment or directorship of the participant during the Performance Period. If a participant's employment or directorship with the Company or its Affiliates terminates by reason of his or her death, Disability or Retirement, the Committee in its discretion at or after the time of grant may determine, notwithstanding any Vesting requirements under Section 9.4(a), that the participant (or the heir, legatee or legal representative of the participant's estate) will receive a distribution of a portion of the participant's then-outstanding Performance Share Awards in an amount which is not more than the number of shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period. However, with respect to Awards intended to be "performance-based compensation" (as described in Section 9.4(e), distribution of the Shares shall not be made prior to attainment of the relevant performance objective.

            (c) Voting and Other Rights. Awards of Performance Shares do not provide the participant with voting rights or rights to dividends prior to the participant becoming the holder of record of Shares issued pursuant to an Award. Prior to the issuance of Shares, Performance Share Awards may not be sold, transferred, pledged, assigned or otherwise encumbered.

            (d) Performance-Based Compensation. Performance Share Awards are generally designed to be

      "remuneration payable solely on account of the attainment of one or more performance goals" as described in Section 162(m)(4)(C) of the Code, and shall be automatically amended or modified to comply with amendments to
      Section 162 of the Code to the extent applicable, unless the Committee indicates a contrary intention.

      9.5 Time Vesting of Performance Share Awards. Performance Share Awards, or portions thereof, are exercisable at such time or times as determined by the Committee in its discretion at or after grant, subject to the restrictions on time Vesting set forth in this Section. If the Committee provides that any Performance Shares become Vested over time (accelerated by a performance component), the Committee may waive or accelerate such Vesting provisions at any time, subject to the restrictions on time Vesting set forth in this Section. Subject to the acceleration of Vesting due to satisfaction of performance criteria or the occurrence of stated events (specifically including a Change in Control), a Performance Share Unit Award with a Date of Grant on or after July 28, 2004 shall not Vest more rapidly than in three installments (as equal as possible to the whole Share) on the first, second and third anniversaries of the Date of Grant; provided that for convenience the Committee may provide that Awards made in a fiscal year Vest on the first, second and third anniversaries of the first day of the fiscal year in which the Date of Grant occurs.

                                   ARTICLE 10

                         TRANSFERS AND LEAVES OF ABSENCE

      10.1 Transfer of Participant. For purposes of this Plan, except as provided in Section 6.2(f) with respect to Incentive Stock Options, the transfer of a participant among the Company and its Affiliates is deemed not to be a termination of employment.

      10.2 Effect of Leaves of Absence. For purposes of this Plan, the following leaves of absence are deemed not to be a termination of employment:

            (a) a leave of absence, approved in writing by the Company, for military service, sickness or any other purpose approved by the Company, if the period of such leave does not exceed 90 days;

            (b) a leave of absence in excess of 90 days, approved in writing by the Company, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any such leave of absence, the employee returns to work within 30 days after the end of such leave; and

            (c) any other absence determined by the Committee in its discretion not to constitute a break in service.

                                   ARTICLE 11

                           EFFECT OF CHANGE IN CONTROL

      11.1 Change in Control Defined. "Change in Control" means the occurrence of any of the following:

            (a) all or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized with or into another corporation or entity, with the result that upon conclusion of the transaction less than fifty-one percent (51%) of the outstanding securities entitled to vote generally in the election of Directors ("Voting Stock") or other capital interests of the acquiring corporation or entity are owned, directly or indirectly, by the holders of Voting Stock of the Company generally prior to the transaction;

            (b) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), excluding the Company, any Affiliate, any employee benefit plan of the Company or an Affiliate, including the trustee of any such plan, or The Agilysys Benefit Trust) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing twenty percent (20%) or more of the combined voting power of the then-outstanding Voting Stock of the Company;

            (c) the Company shall file a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 6(e) of Schedule 14A thereunder (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

            (d) the individuals who, at the beginning of any period of two (2) consecutive calendar years, constituted the Directors of the Company cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's Shareholders of each new Director of the Company was approved by a vote of at least two-thirds (2/3) of the Directors of the Company still in office who were Directors of the Company at the beginning of any such period.

      11.2 Acceleration of Award. Except as otherwise provided in this Plan or an Award agreement, immediately upon the occurrence of a Change in Control:

            (a) all outstanding Stock Options automatically become fully exercisable;

            (b) all Restricted Share Awards automatically become fully Vested;

            (c) all Restricted Share Unit Awards automatically become fully Vested (or, if such Restricted Share Unit Awards are subject to performance-based restrictions, shall become Vested on a prorated basis as described in Section 11.2(d)) and, to the extent Vested, convertible to Shares at the election of the holder; and

            (d) all participants holding Performance Share Awards become entitled to receive a partial payout in an amount which is the number of Shares which would have been earned by the participant if 100% of the performance objectives for the current Performance Period had been achieved prorated based on the ratio of the number of months of active employment in the Performance Period to the total number of months in the Performance Period.

      Notwithstanding the foregoing, the Committee will retain the right to revoke the automatic acceleration of Vesting in connection with any business combination if the acceleration will cause the use of pooling of interests accounting to be disallowed and such accounting is determined to be in the best interests of the company.

                                   ARTICLE 12

                            TRANSFERABILITY OF AWARDS

      12.1 Awards Deemed Non-Transferable. Other than as permitted pursuant to
Section 12.2, Awards are non-transferable. Other than as permitted pursuant to
Section 12.2, Awards may not be transferred other than by will or by the laws of descent and distribution. Other than as permitted pursuant to Section 12.2, Awards are exercisable during a participant's lifetime only by the participant or, as permitted by applicable law, the participant's guardian or other legal representative. Other than as permitted pursuant to Section 12.2, no Award may be assigned, pledged, hypothecated or otherwise alienated or encumbered (whether by operation of law or otherwise) and any attempts to do so are null and void.

      12.2 Limited Transferability of Certain Awards. The Committee, in its discretion, may allow at or after the time of grant the transferability of Awards which are Vested, provided that the permitted transfer is made (a) pursuant to a QDRO or other applicable domestic relations order to the extent permitted by law; (b) if the Award is an Incentive Stock Option, the transfer is consistent with Section 422 of the Code; (c) to the Company (for example in the case of forfeiture of Restricted Shares), an Affiliate or a person acting as the agent of the foregoing or which is otherwise determined by the Committee to be in the interests of the

Company; or (d) by the participant for no consideration to Immediate Family Members or to a bona fide trust, partnership or other entity controlled by and for the benefit of one or more Immediate Family Members. "Immediate Family Members" means the participant's spouse, children, stepchildren, parents, stepparents, siblings (including half brothers and sisters), in-laws and other individuals who have a relationship to the participant arising because of a legal adoption. No transfer may be made to the extent that transferability would cause Form S-8 or any successor form thereto not to be available to register Shares related to an Award. The Committee in its discretion may impose additional terms and conditions upon transferability.

                                   ARTICLE 13

                          AMENDMENT AND DISCONTINUATION

      13.1 Amendment or Discontinuation of this Plan. The Board of Directors may amend, alter, or discontinue this Plan at any time, provided that no amendment, alteration, or discontinuance may be made:

            (a) which would materially and adversely affect the rights of a participant under any Award granted prior to the date such action is adopted by the Board of Directors without the participant's written consent thereto; and

            (b) without Shareholder approval, if Shareholder approval is required under applicable laws, regulations or exchange requirements (including Section 422 with respect to ISOs, and for the purpose of qualification as "performance-based compensation" under Section 162(m) of the Code).

      13.2 Amendment of Grants. The Committee may amend, prospectively or retroactively, the terms of any outstanding Award, provided that no such amendment may be inconsistent with the terms of this Plan (specifically including the prohibition on granting Stock Options with an Exercise Price less than 100% of the Fair Market Value of the Common Shares on the Date of Grant) or would materially and adversely affect the rights of any holder without his or her written consent.

      13.3 Effect of Non-Approval of this Plan. This Amended and Restated Plan shall cease to be operative if it is not approved by a majority of the outstanding Shares present (in person, telephonically, electronically, by proxy or its equivalent or as otherwise permitted by the Company's governing documents) and entitled to vote at a meeting of Shareholders of the Company. The terms of the Plan prior to amendment and restatement shall automatically and retroactively govern all rights and obligations hereunder. Notwithstanding any Plan provision to the contrary, in the event of such a cessation, any Awards under the Plan which would not be permitted under the terms of the Pioneer-Standard, Inc. 2000 Stock Incentive Plan as in effect prior to the effective date of this amendment and restatement shall be revoked and this Amended and Restated Plan shall be deemed null and void ab initio. In the event of such a cessation, the Company, the Board of Directors and the Committee shall not be liable for any such Awards under this Plan. In the event of such a cessation, any Awards under the Plan with a Date of Grant prior to the effective date of this amendment and restatement (April 28, 2004) will remain in full force and effect.

                                   ARTICLE 14

                               SHARE CERTIFICATES

      14.1 Delivery of Share Certificates. The Company is not required to issue or deliver any certificates for Shares issuable with respect to Awards under this Plan prior to the fulfillment of all of the following conditions:

            (a) payment in full for the Shares and for any required tax withholding (See Section 15.3 hereof);

            (b) completion of any registration or other qualification of such Shares under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body which the Committee in its discretion deems necessary or advisable;

            (c) admission of such Shares to listing on The Nasdaq Stock Market or any stock exchange on which the Shares are listed;

            (d) in the event the Shares are not registered under the Securities Act of 1933, qualification as a private placement under said Act;

            (e) obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee in its discretion determines to be necessary or advisable; and

            (f) the Committee is fully satisfied that the issuance and delivery of Shares under this Plan is in compliance with applicable Federal, state or local law, rule, regulation or ordinance or any rule or regulation of any other regulating body, for which the Committee may seek approval of counsel for the Company.

      14.2 Applicable Restrictions on Shares. Shares issued with respect to Awards may be subject to such stock transfer orders and other restrictions as the Committee may determine necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which the Shares are then-listed, and any other applicable Federal or state law and will include any restrictive legends the Committee may deem appropriate to include.

      14.3 Book Entry. In lieu of the issuance of stock certificates evidencing Shares, the Company may use a "book entry" system in which a computerized or manual entry is made in the records of the Company to evidence the issuance of such Shares. Such Company records are, absent manifest error, binding on all parties.

                                   ARTICLE 15

                               GENERAL PROVISIONS

      15.1 No Implied Rights to Awards, Employment or Directorship. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Neither this Plan nor any Award thereunder shall be construed as giving any individual any right to continued employment or continued directorship with the Company or any Affiliate. The Plan does not constitute a contract of employment, and the Company and each Affiliate expressly reserve the right at any time to terminate employees free from liability, or any claim, under this Plan, except as may be specifically provided in this Plan or in an Award agreement.

      15.2 Other Compensation Plans. Nothing contained in this Plan prevents the Board of Directors from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

      15.3 Withholding. Each participant must, no later than the date as of which the value of an Award first becomes includible in the gross income of the participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, any Federal, state or local taxes of any kind required by law or other amounts to be withheld with respect to the Award. The obligations of the Company under this Plan are conditioned on such payment, and the Company, to the extent permitted by law, has the right to deduct any such taxes or other amounts from any payment of any kind otherwise due to a participant, with or without such participant's consent.

      15.4 Rule 16b-3 Compliance. The Plan is intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act, as such rule may be amended from time to time. All transactions involving any participant subject to
Section 16(a) shall be subject to the conditions set forth in Rule 16b-3, regardless of whether such conditions are expressly set forth in this Plan. Any provision of this Plan that is contrary to Rule 16b-3 does not apply to such participants.

      15.5 Code Section 162(m) Compliance. The Plan is intended to comply with all applicable requirements of Section 162(m) of the Code with respect to "performance-based compensation." Unless the Committee shall otherwise determine, all transactions involving any participant the deductibility of whose compensation is subject to Section 162(m) of the Code shall be subject to such requirements, regardless of whether such requirements are expressly set forth in this Plan. Unless the Committee shall otherwise determine, any provision of this Plan that is contrary to such requirements does not apply to such participants.

      15.6 Deferrals. The Committee may unilaterally postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under this Plan to prevent the Company or any Affiliate from being denied a Federal income tax deduction with respect to any Award other than an Incentive Stock Option. The Committee, in its discretion, may permit a participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a participant under this Plan. Any deferral elections are subject to such rules and procedures as the Committee may determine.

      15.7 Successors. All obligations of the Company with respect to Awards granted under this Plan are binding on any successor to the Company, whether as a result of a direct or indirect purchase, merger, consolidation or otherwise of all or substantially all of the business and/or assets of the Company.

      15.8 Severability. In the event any provision of this Plan, or the application thereof to any person or circumstances, is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.

      15.9 Governing Law. To the extent not preempted by Federal law, this Plan and all Award agreements pursuant thereto are construed in accordance with and governed by the laws of the State of Ohio. This Plan is not intended to be governed by ERISA and shall be so construed and administered.

      15.10 Tax Information. To the extent required by law, the Company shall furnish the participant with tax reporting and related information.

                                   ARTICLE 16

                                 EFFECTIVE DATES

      16.1 Effective Date. The original effective date of this Plan was April 27, 2000.

      16.2 Plan Amendment and Restatement. Subject to the approval of the Shareholders of the Company at the Annual Meeting of Shareholders held in 2004, the effective date of this Amended and Restated Agilysys, Inc. 2000 Stock Incentive Plan is the date of its adoption by the Board of Directors on April 28, 2004. To the extent that Awards are made under this Amendment and Restatement prior to its approval by Shareholders, they shall be contingent upon Shareholder approval of this Amendment and Restatement.